press release
Media contact:	Investor Contact:
Mike Jacobsen, APR	Chris Sikora
+1 330 490-4498	+1 330 490-4242
michael.jacobsen@dieboldnixdorf.com	christopher.sikora@dieboldnixdorf.com

FOR IMMEDIATE RELEASE:
February 14, 2024

Diebold Nixdorf Reports 2023 Fourth Quarter and Full-Year Financial Results
Please visit www.dieboldnixdorf.com/earnings for a presentation and additional content

HUDSON, Ohio - Diebold Nixdorf (NYSE:DBD), a world leader in transforming the way people bank and shop, today reported its fourth quarter and full-year 2023 financial results.

Key Financial Highlights

	Three months ended
	Successor		Predecessor
	December 31, 2023		December 31, 2022		% Change
($ in millions, except per share data)	GAAP Results	Non-GAAP[1] Results	GAAP Results	Non-GAAP[1] Results	GAAP Results	Non-GAAP Results
Total net sales	$1,036.8	$1,038.1	$968.8	$964.8	7.0%	7.6%
Gross profit	223.4	276.1	217.5	224.1	2.7%	23.2%
Operating profit (loss)	55.5	129.7	(42.2)	86.2	N/M	50.5%

1 - See Note 1 below for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets, and Note 2 for adjusted EBITDA and adjusted net income (loss).

Management commentary
Octavio Marquez, Diebold Nixdorf president and chief executive officer, said: "We delivered solid results in the fourth quarter, profitably growing revenue, expanding gross margin and driving disciplined cost management. For each quarter in 2023, we grew revenue and improved profitability on a year-over-year basis. Our improved operational execution helped us meet our 2023 targets as we finished the year delivering $401 million of adjusted EBITDA, at the high end of our expectations. In addition, we recently achieved another milestone by paying down $200 million of our higher-cost term loan and securing a new revolving credit facility. This will provide us with the flexibility we need to manage the seasonality of our business at a lower cost."

Marquez continued, "We enter 2024 with momentum and excitement, as we are still early in our process and plan to execute toward profitable revenue growth, margin expansion and robust free cash flow conversion. The company is strongly positioned for future success. Our team will relentlessly focus on achieving operational excellence and adopting a culture of continuous improvement as we accelerate progress to create long-term value for stakeholders.”

Business highlights
•Improving the consumer experience and reducing 'cost to service' generates strong demand for automation technology with high attach rate of recurring service and software.
◦Signed a memorandum of understanding with bp to serve as a preferred global partner for operational services and retail technology.
◦Won an agreement for more than $9 million to provide DN Series multifunction ATMs with DN Vynamic® Software for one of the largest banks in the Philippines.
◦Renewed a five-year, ~$30 million agreement with a major supermarket chain's operations located in Switzerland.

◦Continue to expand North America business for Retail self-service kiosks with leading QSR brands, including the new DN Series™ EASY ONE
•Consistent install base refresh activity as customers increasingly replace legacy ATMs with new DN Series® recycling ATMs.
◦Delivered ~18,800 units during the quarter, a 7.9% increase from the prior year quarter, generating Banking product revenue growth of 19.1%.
◦Starting 2024 with backlog covering ~75% of the company's anticipated Banking product revenue for the year.
•Retail self-checkout (SCO) continues to generate solid demand as labor challenges and improved customer and staff journeys drive business needs.
◦Provided ~10,600 SCO units during the quarter, representing 65.9% growth from the prior-year quarter.
◦Won a ~$4 million deal for SCO with one of the leading European retailers in Spain.

Full-year 2024 Outlook

	FY 2023 Actuals*	FY 2024 Outlook
Total Revenue	$3.75B	Low single-digit growth
Adjusted EBITDA [1,2]	$401M	$410M - $435M
Free Cash Flow Conversion	Negative	+25%

1 - See Note 1 below for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets, and Note 2 for adjusted EBITDA and adjusted net income (loss).

2 - With respect to the company’s adjusted EBITDA and free cash flow conversion (free cash flow / adjusted EBITDA) outlook for 2024, it is not providing reconciliations to the most directly comparable GAAP financial measures because it is unable to predict with reasonable certainty those items that may affect such measures calculated and presented in accordance with GAAP without unreasonable effort. These measures primarily exclude future restructuring and refinancing actions and net non-routine items. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, operating profit and net income calculated and presented in accordance with GAAP.

* - Combined Results for the reported period is a Non-GAAP measure that reflects financial performance by combining outcomes of both the predecessor and successor periods for the full year 2023 results throughout.

Overview Presentation and Conference call
More information on Diebold Nixdorf's quarterly earnings is available on its Investor Relations website. Octavio Marquez, president and chief executive officer, and Jim Barna, executive vice president and chief financial officer, will discuss the company's financial performance during a conference call today at 8:30 a.m. ET. The call / webcast is available at www.dieboldnixdorf.com/earnings. The replay of the webcast can be accessed on the website for up to three months after the call.

About Diebold Nixdorf
Diebold Nixdorf, Incorporated (NYSE:DBD) automates, digitizes and transforms the way people bank and shop. As a partner to the majority of the world’s top 100 financial institutions and top 25 global retailers, our integrated solutions connect digital and physical channels conveniently, securely and efficiently for millions of consumers each day. The company has a presence in more than 100 countries with approximately 21,000 employees worldwide. Visit www.DieboldNixdorf.com for more information.

LinkedIn: www.linkedin.com/company/diebold
X: https://twitter.com/dieboldnixdorf
Facebook: www.facebook.com/DieboldNixdorf
YouTube: www.youtube.com/dieboldnixdorf

Non-GAAP Financial Measures and Other Information
To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company considers certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, adjusted diluted earnings per share, free cash flow (use) and free cash flow conversion, net debt, EBITDA, adjusted EBITDA, constant currency results, and Combined results for the Predecessor and Successor Companies with removal of the impacts of Fresh Start Accounting. The company calculates constant currency by translating the prior year results at current year exchange rates. The company uses these Non-GAAP financial measures, in addition to GAAP financial measures, to evaluate our operating and financial performance and to compare such performance to that of prior periods and to the performance of our competitors. Also, the company uses these Non-GAAP financial measures in making operational and financial decisions and in establishing operational goals. The company also believes providing these Non-GAAP financial measures to investors, as a supplement to GAAP financial measures, helps investors evaluate our operating and financial performance and trends in our business, consistent with how management evaluates such performance and trends. The company also believes these Non-GAAP financial measures may be useful to investors in comparing its performance to the performance of other companies, although its Non-GAAP financial measures are specific to the company and the Non-GAAP financial measures of other companies may not be calculated in the same manner. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditure and working capital requirements. We consider free cash flow (use) to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the purchase of property and equipment and capitalized software development, changes in cash of assets held for sale and the use of cash for M&A and the legal settlement for impaired cloud implementation costs, and excluding the use/proceeds of cash for the settlement of foreign exchange derivative instruments, can be used for debt servicing, strategic opportunities, including investing in the business, making strategic acquisitions, strengthening the balance sheet and paying dividends. Unlevered free cash flow (use) provides incremental visibility into the company's liquidity by excluding cash used for interest payments from free cash flow (use). Free Cash Flow Conversion is a liquidity ratio that measures the company's ability to convert operating profits into free cash flow and is calculated as Free Cash Flow over Adjusted EBITDA. For more information, please refer to the section, "Notes for Non-GAAP Measures."

Forward-Looking Statements
This press release may contain statements that are not historical information and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give current expectations or forecasts of future events and are not guarantees of future performance. These forward-looking statements include, but are not limited to, projections, statements regarding the company's expected future performance (including expected results of operations), future financial condition, anticipated operating results, strategy plans, future liquidity and financial position.

Statements can generally be identified as forward looking because they include words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “will,” “estimates,” “potential,” “target,” “predict,” “project,” “seek,” and variations thereof or “could,” “should” or words of similar meaning. Statements that describe the company's future plans, objectives or goals are also forward-looking statements, which reflect the current views of the company with respect to future events and are subject to assumptions, risks and uncertainties that could cause actual results to differ materially. Although the company believes that these forward-looking statements are based upon reasonable assumptions regarding, among other things, the economy, its knowledge of its business, and key performance indicators that impact the company, these forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed in or implied by the forward-looking statements.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

The factors that may affect the company's results include, among others:
•the company's recent emergence from the Chapter 11 Cases and the Dutch Scheme Proceedings, which could adversely affect our business and relationships;
•the significant variance of our actual financial results from the projections that were filed with the U.S. Bankruptcy Court and Dutch Court;
•the overall impact of the global supply chain complexities on the company and its business, including delays in sourcing key components as well as longer transport times, especially for container ships and U.S.

trucking, given the company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•the company's ability to generate sufficient cash or have sufficient access to capital resources to service its debt, which, if unsuccessful or insufficient, could force the company to reduce or delay investments and capital expenditures or to dispose of material assets or operations, seek additional debt or equity capital or restructure or refinance its indebtedness;
•the company's ability to comply with the covenants contained in the agreements governing its debt;
•the company’s ability to successfully convert its backlog into sales, including our ability to overcome supply chain and liquidity challenges;
•the ultimate impact of infectious disease outbreaks and other public health emergencies, including further adverse effects to the company’s supply chain, maintenance of increased order backlog, and the effects of any COVID-19 related cancellations;
•the company's ability to successfully meet its cost-reduction goals and continue to achieve benefits from its cost-reduction initiatives and other strategic initiatives, such as the current $150 million-plus cost savings plan[1];
•the success of the company’s new products, including its DN Series line and EASY family of retail checkout solutions, and electronic vehicle charging service business;
•the impact of a cybersecurity incident or operational failure on the company's business;
•the company’s ability to attract, retain and motivate key employees;
•the company’s reliance on suppliers, subcontractors and availability of raw materials and other components;
•changes in the company's intention to further repatriate cash and cash equivalents and short-term investments residing in international tax jurisdictions, which could negatively impact foreign and domestic taxes;
•the company's success in divesting, reorganizing or exiting non-core and/or non-accretive businesses and its ability to successfully manage acquisitions, divestitures, and alliances;
•the ultimate outcome of the appraisal proceedings initiated in connection with the implementation of the Domination and Profit Loss Transfer Agreement with the former Diebold Nixdorf AG (which was dismissed in the company’s favor at the lower court level in May 2022) and the merger/squeeze-out;
•the impact of market and economic conditions, including the bankruptcies, restructuring or consolidations of financial institutions, which could reduce the company’s customer base and/or adversely affect its customers' ability to make capital expenditures, as well as adversely impact the availability and cost of credit;
•the impact of competitive pressures, including pricing pressures and technological developments;
•risks related to our international operations, including geopolitical instability and wars;
•changes in political, economic or other factors such as currency exchange rates, inflation rates (including the impact of possible currency devaluations in countries experiencing high inflation rates), recessionary or expansive trends, disruption in energy supply, taxes and regulations and laws affecting the worldwide business in each of the company's operations;
•the company's ability to maintain effective internal controls;
•unanticipated litigation, claims or assessments, as well as the outcome/impact of any current/pending litigation, claims or assessments;
•the effect of changes in law and regulations or the manner of enforcement in the U.S. and internationally and the company’s ability to comply with applicable laws and regulations; and
•other factors included in the company’s filings with the SEC, including its Annual Report on Form 10-K.

Except to the extent required by applicable law or regulation, the company undertakes no obligation to update these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

You should consider these factors carefully in evaluating forward-looking statements and are cautioned not to place undue reliance on such statements.

Summary Financial Results

	Three months ended
	Successor		Predecessor
	December 31, 2023		December 31, 2022		% Change
($ in millions, except per share data)	GAAP Results	Non-GAAP[1] Results	GAAP Results	Non-GAAP[1] Results	GAAP Results	Non-GAAP Results
Total net sales	$1,036.8	$1,038.1	$968.8	$964.8	7.0	7.6
Gross profit	223.4	276.1	217.5	224.1	2.7	23.2
Operating profit (loss)	55.5	129.7	(42.2)	86.2	(231.5)	50.5
Operating margin	5.4%	12.5%	(4.4)%	8.9%	980 bps	360 bps
Net income (loss)	$27.5	$114.1	$(152.0)	$64.0	N/M	78.3
Adjusted EBITDA		$143.6		$103.9

	Q4 2023	Q4 2022	YTD 12/31/2023	YTD 12/31/2022
($ in millions)	Successor	Predecessor	Combined*	Predecessor
Net cash provided (used) by operating activities	$162.8	$94.9	$(257.0)	$(387.9)
Excluding the impact of changes in cash of assets held for sale	—	(1.6)	6.5	5.2
Excluding the use of cash for the settlement of foreign exchange derivative instruments	—	—	—	0.6
Excluding the use of cash for the legal settlement related to impaired cloud-based ERP implementation fees	—	5.6	—	16.2
Capital expenditures	(6.3)	(10.6)	(24.9)	(24.4)
Capitalized software development	(6.1)	(4.7)	(22.9)	(28.7)
Free cash flow (use) (Non-GAAP measure)	$150.4	$83.6	$(298.3)	$(419.0)
Add back: cash interest	$40.7	$81.2	$127.4	$231.6
Unlevered free cash flow (use) (Non-GAAP measure)	$191.1	$164.8	$(170.9)	$(187.4)

1 - See Note 1 under Notes for Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sale of assets, net, and impairment of assets and Note 2 for adjusted EBITDA and net income (loss).

Financial Results of Operations and Segments

Revenue Summary by Reportable Segment & Business Line - Unaudited

	Three months ended December 31,
	2023	2022	2022 in CC3
($ in millions)	Successor	Predecessor	Predecessor	% Change	% Change in CC
Banking
Services	$398.5	$395.2	$405.3	0.8%	(1.7)%
Products	350.1	293.9	300.6	19.1%	16.5%
Total Banking Revenue	$748.6	$689.1	$705.9	8.6%	6.0%
ATM Units Sold	18,773	17,391		7.9%

Retail
Services	$154.4	$137.8	$144.1	12.0%	7.1%
Products	133.8	141.9	148.3	(5.7)%	(9.8)%
Total Retail Revenue	$288.2	$279.7	$292.4	3.0%	(1.4)%
SCO Units Sold[4]	10,592	6,383		65.9%
ePOS Units Sold	21,062	33,116		(36.4)%

Total by Business Line
Services	$552.9	$533.0	$549.4	3.7%	0.6%
Products	483.9	435.8	448.9	11.0%	7.8%
Total Revenue	$1,036.8	$968.8	$998.3	7.0%	3.9%

	Twelve months ended December 31,
	2023	2022	2022 in CC3
($ in millions)	Combined*	Predecessor	Predecessor	% Change	% Change in CC
Banking
Services	$1,581.2	$1,548.1	$1,561.5	2.1%	1.3%
Products	1,087.4	874.3	880.7	24.4%	23.5%
Total Banking Revenue	$2,668.6	$2,422.4	$2,442.2	10.2%	9.3%
ATM Units Sold	60,650	49,106		23.5%

Retail
Services	$572.2	$550.8	$556.2	3.9%	2.9%
Products	519.7	487.5	496.6	6.6%	4.7%
Total Retail Revenue	$1,091.9	$1,038.3	$1,052.8	5.2%	3.7%
SCO Units Sold[4]	36,254	22,392		61.9%
ePOS Units Sold	95,306	125,617		(24.1)%

Total by Business Line
Services	$2,153.4	$2,098.9	$2,117.7	2.6%	1.7%
Products	1,607.1	1,361.8	1,377.3	18.0%	16.7%
Total Revenue	$3,760.5	$3,460.7	$3,495.0	8.7%	7.6%
[3] - The company calculates constant currency (CC) by translating the prior-year period results at current year exchange rates.
[4] - Prior year SCO Units Sold has been revised to include the sale of kiosks, which are similar in price to SCO devices. This change is consistent with how management is analyzing the business. 2023 SCO Units Sold are also inclusive of kiosks and include a minor adjustment to the first quarter units reported.

Operating Profit Summary - Unaudited

	Three months ended
	Successor		Predecessor
	December 31, 2023		December 31, 2022		Change
($ in millions)	GAAP Results	Non-GAAP[5,6] Results	GAAP Results	Non-GAAP[5,6] Results	GAAP Results		Non-GAAP Results
Services	$552.9	$554.0	$533.0	$530.5		$19.9		$23.5
Products	483.9	484.1	435.8	434.3	48.1		49.8
Total net sales	$1,036.8	$1,038.1	$968.8	$964.8		$68.0		$73.3

Services	$120.8	$152.6	$158.2	$163.9		$(37.4)		$(11.3)
Products	102.6	123.5	59.3	60.2	43.3		63.3
Total gross profit	$223.4	$276.1	$217.5	$224.1		$5.9		$52.0

Services	21.8%	27.5%	29.7%	30.9%	(780)	bps	(340)	bps
Products	21.2%	25.5%	13.6%	13.9%	760	bps	1,160	bps
Total gross margin	21.5%	26.6%	22.5%	23.2%	(90)	bps	340	bps

Operating expenses	$167.9	$146.4	$259.7	$137.9		$(91.8)		$8.5

Operating profit	$55.5	$129.7	$(42.2)	$86.2		$97.7		$43.5
Operating margin	5.4%	12.5%	(4.4)%	8.9%	970	bps	360	bps

	Twelve months ended
	December 31, 2023		December 31, 2022		Change
($ in millions)	Combined*	Non-GAAP[5,6] Results	GAAP Results	Non-GAAP[5,6] Results	GAAP Results		Non-GAAP Results
Services	$2,153.4	$2,147.9	$2,098.9	$2,089.0		$54.5		$58.9
Products	1,607.1	1,604.1	1,361.8	1,351.6	245.3		252.5
Total net sales	$3,760.5	$3,752.0	$3,460.7	$3,440.6		$299.8		$311.4

Services	$572.8	$616.5	$618.1	$635.8		$(45.3)		$(19.3)
Products	300.2	336.3	139.2	183.5	161.0		152.8
Total gross profit	$873.0	$952.8	$757.3	$819.3		$115.7		$133.5

Services	26.6%	28.7%	29.4%	30.4%	(280)	bps	(170)	bps
Products	18.7%	21.0%	10.2%	13.6%	850	bps	740	bps
Total gross margin	23.2%	25.4%	21.9%	23.8%	130	bps	160	bps

Operating expenses	$786.1	$608.2	$969.0	$621.8		$(182.9)		$(13.6)

Operating profit (loss)	$86.9	$344.6	$(211.7)	$197.5		$298.6		$147.1
Operating margin	2.3%	9.2%	(6.1)%	5.7%	840	bps	340	bps
[5] - See Note 1 below for GAAP to Non-GAAP adjustments to net sales, gross profit and operating expenses, which include selling and administrative expense, research, development and engineering expense, gain/loss on sales of assets, net, and impairment of assets.

[6] - Refer to Note 1 below for further information regarding adjustments for Non-GAAP which excludes the results of the non-core European retail business that was sold in the successor period. As the exclusion of the non-core European retail business from the Non-GAAP results began in the second quarter of 2022, the first quarter 2022 has been revised for comparability.

Operating Profit by Segment - Unaudited
	Three months ended
	December 31, 2023		December 31, 2022
	Successor		Predecessor
($ in millions)	Banking	Retail[7]	Banking	Retail[7]
Services	$399.8	$154.3	$395.2	$135.3
Products	350.2	133.8	293.9	140.4
Total net sales	$750.0	$288.1	$689.1	$275.7

Services	$102.0	$50.3	$118.5	$45.4
Products	100.4	23.4	37.7	22.5
Total gross profit	$202.4	$73.7	$156.2	$67.9

Services	25.5%	32.6%	30.0%	33.6%
Products	28.7%	17.5%	12.8%	16.0%
Total gross margin	27.0%	25.6%	22.7%	24.6%

Segment operating expenses	$61.1	$27.2	$54.7	$23.8

Operating profit	$141.3	$46.5	$101.5	$44.1
Operating margin	18.8%	16.1%	14.7%	16.0%

Segment operating profit		$187.8		$145.6
Corporate charges[8]		58.1		59.4
Consolidated Non-GAAP operating profit		$129.7		$86.2

	Twelve months ended
	December 31, 2023		December 31, 2022
	Combined*		Predecessor
($ in millions)	Banking	Retail[7]	Banking	Retail[7]
Services	$1,582.5	$565.5	$1,548.1	$540.9
Products	1,090.3	513.7	874.3	477.3
Total net sales	$2,672.8	$1,079.2	$2,422.4	$1,018.2

Services	$434.5	$181.7	$466.6	$169.2
Products	237.8	98.8	106.4	77.1
Total gross profit	$672.3	$280.5	$573.0	$246.3

Services	27.5%	32.1%	30.1%	31.3%
Products	21.8%	19.2%	12.2%	16.2%
Total gross margin	25.2%	26.0%	23.7%	24.2%

Segment operating expenses	$241.2	$115.6	$262.2	$112.3

Operating profit	$431.1	$164.9	$310.8	$134.0
Operating margin	16.1%	15.3%	12.8%	13.2%

Segment operating profit		$596.0		$444.8
Corporate charges[8]		251.4		247.3
Consolidated Non-GAAP operating profit		$344.6		$197.5

[7] - Excludes the results of the non-core European retail business that was sold during the Successor Period. Refer to Note 1 below for further information.
[8] - Corporate charges are not reflected in the segment operating results, as these expenses are managed separately and not included in the segment results used to manage the business and assess performance. The unassigned corporate charges consist primarily of finance, IT, HR and legal expenditures.

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS - UNAUDITED
(in millions)

	Successor	Predecessor
	12/31/2023	12/31/2022
ASSETS
Current assets
Cash, cash equivalents, and restricted cash	$592.3	$319.1
Short-term investments	13.4	24.6
Trade receivables, less allowances for doubtful accounts	721.8	612.2
Inventories	589.8	588.1
Other current assets	236.6	226.9
Total current assets	2,153.9	1,770.9
Securities and other investments	6.5	7.6
Property, plant and equipment, net	159.0	120.7
Deferred income taxes	71.4	—
Goodwill	616.7	702.3
Customer relationships, net	543.0	213.6
Other intangible assets, net	348.3	44.0
Other assets	267.6	205.9
Total assets	$4,166.4	$3,065.0

LIABILITIES AND EQUITY
Current liabilities
Accounts payable	529.0	611.6
Deferred revenue	376.2	453.2
Other current liabilities	515.8	540.1
Total current liabilities	1,421.0	1,604.9

Long-term debt	1,252.4	2,585.8
Other liabilities	409.4	245.4

Total Diebold Nixdorf, Incorporated shareholders' equity (deficit)	1,068.2	(1,380.9)
Noncontrolling interests	15.4	9.8
Total equity (deficit)	1,083.6	(1,371.1)
Total liabilities and equity (deficit)	$4,166.4	$3,065.0

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
(in millions, except per share amounts)

	Three Months
	Successor	Predecessor
	Q4 2023	Q4 2022
Net sales
Services	$552.9	$533.0
Products	483.9	435.8
Total	1,036.8	968.8
Cost of sales
Services	432.1	374.8
Products	381.3	376.5
Total	813.4	751.3
Gross profit	223.4	217.5
Gross margin	21.5%	22.5%
Operating expenses
Selling and administrative expense	144.9	183.7
Research, development and engineering expense	22.4	28.6
Loss on sale of assets, net	0.5	0.3
Impairment of assets	0.1	47.1
Total	167.9	259.7
Percent of net sales	16.2%	26.8%
Operating profit (loss)	55.5	(42.2)
Operating margin	5.4%	(4.4)%
Other income (expense)
Interest income	4.3	4.1
Interest expense	(43.4)	(50.8)
Foreign exchange (loss) gain, net	15.1	(10.7)
Reorganization items, net	(9.1)	—
Miscellaneous, net	—	4.7
Loss on refinancing	—	(32.1)
Total other income (expense)	(33.1)	(84.8)
Profit (loss) before taxes	22.4	(127.0)
Income tax (benefit) expense	(1.5)	30.2
Equity in earnings (loss) of unconsolidated subsidiaries, net	3.6	5.2
Net income (loss)	27.5	(152.0)
Net income (loss) attributable to noncontrolling interests	0.6	(2.8)
Net income (loss) attributable to Diebold Nixdorf, Incorporated	$26.9	$(149.2)

Basic and diluted weighted-average shares outstanding	37.6	79.1

Earnings (loss) per share attributable to Diebold Nixdorf, Incorporated
Basic and diluted earnings (loss) per share	$0.72	$(1.89)

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED (CONTINUED)
(in millions, except per share amounts)

	Successor	Predecessor
	Period from 08/12/2023 through 12/31/2023	Period from 01/01/2023 through 08/11/2023	Twelve months ended December 31, 2022
Net sales
Services	$858.4	$1,295.0	$2,098.9
Products	770.2	836.9	1,361.8
Total	1,628.6	2,131.9	3,460.7
Cost of sales
Services	658.2	922.4	1,480.8
Products	617.4	689.5	1,222.6
Total	1,275.6	1,611.9	2,703.4
Gross profit	353.0	520.0	757.3
Gross margin	21.7%	24.4%	21.9%
Operating expenses
Selling and administrative expense	226.0	458.7	741.6
Research, development and engineering expense	34.4	62.3	120.7
(Gain) loss on sale of assets, net	(1.0)	1.2	(5.1)
Impairment of assets	1.2	3.3	111.8
Total	260.6	525.5	969.0
Percent of net sales	16.0%	24.6%	28.0%
Operating profit (loss)	92.4	(5.5)	(211.7)
Operating margin	5.7%	(0.3)%	(6.1)%
Other income (expense)
Interest income	6.3	6.7	10.0
Interest expense	(68.7)	(178.0)	(199.2)
Foreign exchange (loss) gain, net	(12.2)	(1.2)	(7.8)
Reorganization items, net	(17.1)	1,614.1	—
Miscellaneous, net	(0.8)	12.3	2.2
Loss on refinancing	—	—	(32.1)
Total other income (expense)	(92.5)	1,453.9	(226.9)
Profit (loss) before taxes	(0.1)	1,448.4	(438.6)
Income tax (benefit) expense	(14.7)	90.4	149.2
Equity in earnings (loss) of unconsolidated subsidiaries, net	4.5	(0.5)	2.2
Net income (loss)	19.1	1,357.5	(585.6)
Net income (loss) attributable to noncontrolling interests	1.3	(0.8)	(4.2)
Net (loss) income attributable to Diebold Nixdorf, Incorporated	$17.8	$1,358.3	$(581.4)

Basic weighted-average shares outstanding	37.6	79.7	79.0
Diluted weighted-average shares outstanding	37.6	81.4	79.0

Earnings (loss) per share attributable to Diebold Nixdorf, Incorporated
Basic earnings (loss) per share	$0.47	$17.04	$(7.36)
Diluted earnings (loss) per share	$0.47	$16.69	$(7.36)

DIEBOLD NIXDORF, INCORPORATED AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS - UNAUDITED
(in millions)

	Successor	Predecessor
	Period from 08/12/2023 through 12/31/2023	Period from 01/01/2023 through 08/11/2023		Twelve months ended December 31, 2022
Cash flow from operating activities
Net income (loss)	$19.1	$1,357.5	$—	$(585.6)
Adjustments to reconcile net loss to cash provided (used) by operating activities:
Depreciation and amortization	59.0	35.5		56.4
Amortization of Wincor Nixdorf purchase accounting intangible assets	—	41.8		69.6
Amortization of deferred financing costs into interest expense	0.9	21.8		15.5
Reorganization items (non-cash)	—	(1,747.6)		—
Reorganization items (debt make whole premium)	—	91.0		—
Share-based compensation	0.1	5.1		13.4
Other	—	—		3.1
Loss (gain) on sale of assets, net	(1.0)	1.2		(5.1)
Impairment of assets	1.2	3.3		111.8
Net pension settlements	—	—		10.1
Deferred income taxes	(43.2)	79.8		92.9
Changes in certain assets and liabilities
Trade receivables	(101.6)	9.9		(49.4)
Inventories	150.8	(98.1)		(74.5)
Income taxes	16.3	(26.0)		2.0
Accounts payable	75.0	(140.4)		(66.5)
Deferred revenue	(43.2)	(51.0)		140.6
Certain other assets and liabilities	29.0	(3.2)		(122.2)
Net cash provided (used) by operating activities	162.4	(419.4)		(387.9)
Cash flow from investing activities
Capital expenditures	(9.8)	(15.1)		(24.4)
Capitalized software development	(9.8)	(13.1)		(28.7)
Proceeds from divestitures, net of cash divested	—	—		10.5
Net short-term investment activity	(0.5)	12.2		12.8
Proceeds from sale of assets	—	—		6.0
Net cash (used) provided by investing activities	(20.1)	(16.0)		(23.8)
Cash flow from financing activities
Debt issuance costs	—	(5.1)		(15.7)
Revolver, ABL, and FILO borrowings and repayments, net	—	(188.3)		121.0
Other debt borrowings	5.0	1,254.4		386.1
Other debt repayments	(6.7)	(403.1)		(131.0)
Debt make whole premium	—	(91.0)		—
Other	(2.3)	(3.4)		(10.6)
Net cash (used) provided by financing activities	(4.0)	563.5		349.8
Effect of exchange rate changes on cash, cash equivalents and restricted cash	1.1	2.9		(8.2)
Change in cash, cash equivalents and restricted cash	139.4	131.0		(70.1)
Add: Cash included in assets held for sale at beginning of period	0.7	2.8		3.1
Less: Cash included in assets held for sale at end of period	—	0.7		2.8
Cash, cash equivalents and restricted cash at the beginning of the period	452.2	319.1		388.9
Cash, cash equivalents and restricted cash at the end of the period	$592.3	$452.2		$319.1

Notes for Non-GAAP Measures
To supplement our condensed consolidated financial statements presented in accordance with GAAP, the company utilizes certain financial measures that are not prepared in accordance with GAAP, including Non-GAAP results, EBITDA and Adjusted EBITDA, adjusted earnings per share, free cash flow (use) and net debt.

Note 1. Profit and loss summary ($ in millions):

Three months ended December 31, 2023 compared to three months ended December 31, 2022

	Q4 2023						Q4 2022
	Successor						Predecessor
	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales
GAAP results	$1,036.8	$223.4	21.5%	$167.9	$55.5	5.4%	$968.8	$217.5	22.5%	$259.7	$(42.2)	(4.4)%
Impacts of implementing Fresh Start Accounting	—	45.0		(0.7)	45.7		—	—		—	—
Restructuring and transition - personnel	—	1.6		(3.8)	5.4		—	3.5		(12.4)	15.9
Restructuring and transformation - other	—	(0.3)		(12.9)	12.6		—	—		(9.4)	9.4
Refinancing related costs	—	—		(5.4)	5.4		—	—		(18.6)	18.6
Held for sale non-core European retail business	—	—		—	—		(4.0)	1.7		(10.6)	12.3
Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash)	—	—		—	—		—	—		(16.9)	16.9
Non-routine income/expense:
Divestiture and asset sales	—	—		—	—		—	—		(0.2)	0.2
Legal/deal expense	1.3	6.4		(0.4)	6.8		—	—		(4.6)	4.6
Crisis in Ukraine costs	—	—		—	—		—	0.5		(0.8)	1.3
Loss making contracts related to discontinued offering	—	—		—	—		—	0.9		—	0.9
Other	—	—		1.7	(1.7)		—	—		(1.2)	1.2
Held for Sale non-core European retail business impairment	—	—		—	—		—	—		(46.9)	46.9
Other impairment	—	—		—	—		—	—		(0.2)	0.2
Non-routine expenses, net	1.3	6.4		1.3	5.1		—	1.4		(53.9)	55.3
Non-GAAP results	$1,038.1	$276.1	26.6%	$146.4	$129.7	12.5%	$964.8	$224.1	23.2%	$137.9	$86.2	8.9%

	Q4 2023			Q4 2022
	Successor			Predecessor
	Services	Products	Total	Services	Products	Total
GAAP gross profit	$120.8	$102.6	$223.4	$158.2	$59.3	$217.5
Impacts of implementing Fresh Start Accounting	24.3	20.7	45.0	—	—	—
Restructuring and transition - personnel	1.3	0.3	1.6	0.3	3.2	3.5
Restructuring and transformation - other	—	(0.3)	(0.3)	—	—	—
Held for sale non-core European retail business	—	—	—	4.5	(2.8)	1.7
Non-routine income/expense:
Legal/deal expense	6.2	0.2	6.4	—	—	—
Crisis in Ukraine costs	—	—	—	—	0.5	0.5
Loss making contract related to discontinued offering	—	—	—	0.9	—	0.9
Non-routine (income) expenses, net	6.2	0.2	6.4	0.9	0.5	1.4
Non-GAAP gross profit	$152.6	$123.5	$276.1	$163.9	$60.2	$224.1

Twelve months ended December 31, 2023 compared to twelve months ended December 31, 2022

	YTD 12/31/2023						YTD 12/31/2022
	Combined*						Predecessor
	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales	Net Sales	Gross Profit	% of Sales	OPEX	OP	% of Sales
Predecessor GAAP results	$2,131.9	$520.0	24.4%	$525.5	$(5.5)	(0.3)%	$3,460.7	$757.3	21.9%	$969.0	$(211.7)	(6.1)%
Successor GAAP results	1,628.6	353.0	21.7%	260.6	92.4	5.7%
Impacts of implementing Fresh Start Accounting	—	69.8		(9.2)	79.0		—	—		—	—
Restructuring and transition - personnel	—	5.8		(18.8)	24.6		—	20.8		(78.9)	99.7
Restructuring and transformation - other	—	(2.7)		(39.6)	36.9		—	—		(24.5)	24.5
Refinancing related costs	—	—		(49.8)	49.8		—	—		(32.0)	32.0
Held for sale non-core European retail business	(12.6)	(2.1)		(11.0)	8.9		(20.1)	4.3		(24.7)	29.0
Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash)	—	—		(41.8)	41.8		—	—		(69.6)	69.6
Non-routine income/expense:
Divestiture and asset sales	—	—		—	—		—	—		5.3	(5.3)
Legal/deal expense	4.1	9.2		(5.0)	14.2		—	—		(6.0)	6.0
Crisis in Ukraine costs	—	—		(0.1)	0.1		—	0.5		(4.0)	4.5
Loss making contracts related to discontinued offering	—	—		—	—		—	0.9		—	0.9
Other	—	(0.2)		1.8	(2.0)		—	1.1		(0.9)	2.0
Russia/Ukraine impairment	—	—		—	—		—	—		(16.8)	16.8
Held for Sale non-core European retail business impairment	—	—		—	—		—	—		(46.9)	46.9
North America ERP impairment	—	—		—	—		—	—		(38.4)	38.4
Inventory charge for legacy products	—	—		—	—		—	34.4		—	34.4
Other impairment	—	—		(4.4)	4.4		—	—		(9.8)	9.8
Non-routine expenses, net	4.1	9.0		(7.7)	16.7		—	36.9		(117.5)	154.4
Non-GAAP results	$3,752.0	$952.8	25.4%	$608.2	$344.6	9.2%	$3,440.6	$819.3	23.8%	$621.8	$197.5	5.7%

	YTD 12/31/2023			YTD 12/31/2022
	Combined*			Predecessor
	Services	Products	Total	Services	Products	Total
Predecessor GAAP gross profit	$372.6	$147.4	$520.0	$618.1	$139.2	$757.3
Successor GAAP gross profit	200.2	152.8	353.0
Impacts of implementing Fresh Start Accounting	32.4	37.4	69.8	—	—	—
Restructuring and transition - personnel	7.3	(1.5)	5.8	7.7	13.1	20.8
Restructuring and transformation - other	(3.2)	0.5	(2.7)	—	—	—
Held for sale non-core European retail business	1.3	(3.4)	(2.1)	8.0	(3.7)	4.3
Non-routine income/expense:
Legal/deal expense	6.2	3.0	9.2	—	—	—
Crisis in Ukraine costs	—	—	—	—	0.5	0.5
Loss making contract related to discontinued offering	—	—	—	0.9	—	0.9
Inventory charge/gain	—	—	—	—	34.4	34.4
Other	(0.3)	0.1	(0.2)	1.1	—	1.1
Non-routine expenses, net	5.9	3.1	9.0	2.0	34.9	36.9
Non-GAAP Adjusted Gross profit	$616.5	$336.3	$952.8	$635.8	$183.5	$819.3

Impact of implementing Fresh Start Accounting - Shows the effects of having adopted Fresh Start Accounting in the successor period as well as the elimination of Reorganization items, net. (Continue on next page.)

Restructuring and transition - personnel expenses incurred during 2023 and 2022 relate to the cost savings initiative focused on operational simplification and automation, and includes severance expense. Costs of third-parties assisting with the execution of the program are categorized as Restructuring and transformation - other. Refinancing related costs incurred in 2023 and 2022 are advisor fees for the Company's restructuring process to optimize the capital structure that do not qualify for capitalization. Held for sale non-core European retail business are the results of a formerly majority-owned business that the Company sold in Q3 2023 that are excluded from the metrics used to evaluate the core business and assign resources. Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash) expense is taken against the intangible assets established in purchase accounting which were eliminated upon application of Fresh Start Accounting. Divestitures and asset sales relates primarily to a building sale and IT asset sale in the Q3 2022. Legal/deal expense primarily relates to third-party expenses and fees paid by the company for M&A activity and in Q3 2023 a penalty assessed against revenue in Mexico. Crisis in Ukraine costs primarily relate to humanitarian efforts for our employees and their families, as well as expenses incurred in connection with the economic sanctions levied and steps taken to-date to liquidate our Russian distribution subsidiary. Russia/Ukraine impairment relates to the charges taken against trade receivables from customers in the region that are doubtful of being collected, inventory specifically for customers in the region and other assets which are not recoverable. Held for sale non-core European retail business impairment is the write-down of goodwill, right-of-use assets and capitalized software, in the fourth quarter of 2022, to the estimated fair value of the held for sale entity. North America ERP impairment was the result of the decision made by management to indefinitely suspend ERP implementation. Inventory charge for legacy products relates to excess and obsolete inventory as a result of a decision to streamline the Company's product portfolio. Other impairment is the write-down of right-of-use assets and related leasehold improvements for facilities identified for closure and impairment of discontinued internally developed software.

Note 2. Reconciliation of Combined net loss to EBITDA and Adjusted EBITDA (Non-GAAP measures) ($ in millions):

	Three Months
	Successor	Predecessor
	Q4 2023	Q4 2022
Net income (loss) (GAAP)	$27.5	$(152.0)
Impacts of implementing Fresh Start Accounting	20.6	—
Income tax expense (benefit)	(1.5)	30.2
Interest income	(4.3)	(4.1)
Interest expense	43.4	50.8
Loss on refinancing	—	32.1
Depreciation and amortization	38.0	30.9
EBITDA (Non-GAAP)	123.7	(12.1)
Share-based compensation	0.1	3.8
Amortization of cloud-based software implementation costs	0.9	0.8
Foreign exchange (gain) loss, net	(15.1)	10.7
Miscellaneous, net	—	(4.7)
Equity in earnings of unconsolidated subsidiaries	(3.6)	(5.2)
Restructuring and transformation expenses	18.0	25.3
Refinancing related costs	5.4	18.6
Non-routine expenses, net	5.1	55.3
Held for sale non-core European retail business	—	11.4
Reorganization items, net	9.1	—
Adjusted EBITDA (Non-GAAP)	$143.6	$103.9
Adjusted EBITDA as a % of revenue	13.9%	10.8%

	Year ended December 31,
	Combined*	Predecessor
	2023	2022
Predecessor net income (loss) (GAAP)	$1,357.5	$(585.6)
Successor net income (loss) (GAAP)	19.1
Impacts of implementing Fresh Start Accounting	32.5	—
Income tax expense (benefit)	75.7	149.2
Interest income	(13.0)	(10.0)
Interest expense	246.7	199.2
Loss on refinancing	—	32.1
Depreciation and amortization	136.3	126.0
EBITDA (Non-GAAP)	1,854.8	(89.1)
Share-based compensation	5.2	13.4
Amortization of cloud-based software implementation costs	3.4	2.5
Foreign exchange (gain) loss, net	13.4	7.8
Miscellaneous, net	(11.5)	(2.2)
Equity in earnings of unconsolidated subsidiaries	(4.0)	(2.2)
Restructuring and transformation expenses	61.5	123.4
Refinancing related costs	49.8	32.0
Non-routine expenses, net	16.7	154.4
Held for sale non-core European retail business	8.5	25.4
Reorganization items, net	(1,597.0)	—
Adjusted EBITDA (Non-GAAP)	$400.8	$265.4
Adjusted EBITDA as a % of revenue	10.7%	7.7%

The company defines EBITDA as net loss excluding income tax benefit/expense, net interest expense, and depreciation and amortization expense. Adjusted EBITDA is EBITDA excluding the effects of the following items: share-based compensation, amortization of cloud-based software implementation costs, foreign exchange gain/loss net, miscellaneous net, equity in earnings of unconsolidated subsidiaries, restructuring and transformation expenses, refinancing related costs, non-routine expenses, the adjusted EBITDA loss of our held for sale non-core European retail business, and reorganization items, net as outlined in Note 1 of the Non-GAAP measures.

The company excluded the amortization of Wincor Nixdorf purchase accounting intangible assets from non-routine expenses, net in the Adjusted EBITDA reconciliation. Deferred financing fee amortization is included in interest expense; as a result, the company excluded that amount from the depreciation and amortization caption. Depreciation and amortization expense was excluded from Held for sale non-core European retail business. Amortization of cloud-based software implementation represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included in selling and administrative expenses but are not considered GAAP depreciation and amortization. Reorganization items, net includes all income, expenses, gains, or losses that are incurred or realized as a result of the restructuring proceedings. Additionally, $2.7 or share-based compensation activity was excluded in the Predecessor Period from January 1, 2023 through August 11, 2023. $0.8 of restructuring-related share-based compensation activity was excluded from restructuring and transformation expenses for the twelve months ended December 31, 2022.

These are Non-GAAP financial measures used by management to enhance the understanding of our operating results. EBITDA and Adjusted EBITDA are key measures we use to evaluate our operational performance. We provide EBITDA and Adjusted EBITDA because we believe that investors and securities analysts will find EBITDA and Adjusted EBITDA to be useful measures for evaluating our operating performance and comparing our operating performance with that of similar companies that have different capital structures and for evaluating our ability to meet our future debt service, capital expenditures, and working capital requirements. However, EBITDA and Adjusted EBITDA should not be considered as alternatives to net income as a measure of operating results or as alternatives to cash flows from operating activities as a measure of liquidity in accordance with GAAP.

Note 3. Net debt is calculated as follows ($ in millions):

	December 31, 2023	December 31, 2022
	Successor	Predecessor
Cash, cash equivalents, restricted cash and short-term investments (GAAP measure)	$605.7	$343.7
Cash included in assets held for sale	—	2.8
Debt instruments	(1,252.7)	(2,609.8)
Net debt (Non-GAAP measure)	$(647.0)	$(2,263.3)

We believe that cash, cash equivalents, restricted cash, and short-term investments on the balance sheet that net cash against outstanding debt, presented as net debt above, is a meaningful measure.

Note 4. Reconciliation of Combined net income (loss) and net loss attributable to Diebold Nixdorf, Incorporated to Non-GAAP, Combined net income (loss) attributable to Diebold Nixdorf, Incorporated:

	Q4 2023		Q4 2022		YTD 12/31/2023		YTD 12/31/2022
	Successor	EPS	Predecessor	EPS	Combined*	EPS(9)	Predecessor	EPS
Predecessor net income (loss) (GAAP)			$(152.0)	$(1.92)	$1,357.5	$36.10	$(585.6)	$(7.41)
Predecessor net income (loss) attributable to noncontrolling interests			(2.8)	(0.03)	(0.8)	(0.02)	(4.2)	(0.05)
Predecessor net income (loss) attributable to Diebold Nixdorf, Incorporated			$(149.2)	$(1.89)	$1,358.3	$36.13	$(581.4)	$(7.36)
Successor net income (GAAP)	27.5	0.73			19.1	0.51
Successor net income attributable to noncontrolling interests	0.6	0.02			1.3	0.03
Successor net income attributable to Diebold Nixdorf, Incorporated	$26.9	$0.72			$17.8	$0.47
Impacts of implementing Fresh Start Accounting	62.6	1.66	—	—	(1,411.6)	(37.54)	—	—
Restructuring and transition - personnel	5.4	0.14	15.9	0.20	24.6	0.65	99.7	1.26
Restructuring and transformation - other	12.6	0.34	9.4	0.12	36.9	0.98	24.5	0.31
Refinancing related costs	5.4	0.14	18.6	0.24	49.8	1.32	32.0	0.41
Held for sale non-core European retail business	—	—	12.3	0.16	8.9	0.24	29.0	0.37
Amortization of Wincor Nixdorf purchase accounting intangible assets (non-cash)	—	—	16.9	0.21	41.8	1.11	69.6	0.88
Non-routine (income) expense:
Divestiture and asset sales	—	—	0.2	—	—	—	(5.3)	(0.07)
Legal/deal expense	6.8	0.18	4.6	0.06	14.2	0.38	6.0	0.08
Crisis in Ukraine costs	—	—	1.3	0.02	0.1	—	4.5	0.06
Loss making contracts related to discontinued offering	—	—	0.9	0.01	—	—	0.9	0.01
Other	(1.7)	(0.05)	1.2	0.02	(2.0)	(0.05)	2.0	0.03
Russia/Ukraine impairment	—	—	—	—	—	—	16.8	0.21
Held for Sale non-core European retail business impairment	—	—	46.9	0.59	—	—	46.9	0.59
North America ERP impairment	—	—	—	—	—	—	38.4	0.49
Inventory charge for legacy products	—	—	—	—	—	—	34.4	0.44
Other impairment	—	—	0.2	—	4.4	0.12	9.8	0.12
Non-routine (income) expense, net	5.1	0.14	55.3	0.70	16.7	0.44	154.4	1.96
Loss on refinancing	—	—	32.1	0.40	—	—	32.1	0.40
Valuation allowance	—	—	—	—	—	—	127.4	1.61
Tax impact (inclusive of allocation of discrete tax items)	(4.5)	(0.12)	55.5	0.70	(36.3)	(0.97)	(25.2)	(0.32)
Net income (loss) (Non-GAAP)	$114.1	$3.03	$64.0	$0.79	$107.4	$2.86	$(42.1)	$(0.53)
Net income (loss) attributable to noncontrolling interests (Non-GAAP)	0.6	0.02	(2.8)	(0.03)	0.5	0.01	(4.2)	(0.05)
Total adjusted net income (loss) attributable to Diebold Nixdorf, Incorporated (Non-GAAP measure)	$113.5	$3.02	$66.8	$0.82	$106.9	$2.84	$(37.9)	$(0.48)

9 - Calculated using Successor company weighted average shares over the period.

Refer to Note 1 for additional information on non-routine (income) expense for the periods presented.

Note 5. Fresh Start Accounting adjustments by segment

	Three months ended
	Successor						Predecessor
	Q4 2023		Adjustments		As Adjusted		Q4 2022
($ in millions)	Banking	Retail	Banking	Retail	Banking	Retail	Banking	Retail
Net sales
Services	398.5	154.4	—	—	398.5	154.4	$395.2	$137.8
Products	350.1	133.8	—	—	350.1	133.8	293.9	141.9
Total	748.6	288.2	—	—	748.6	288.2	689.1	279.7
Cost of sales
Services	323.9	108.2	(20.5)	(3.8)	303.4	104.4	276.8	96.8
Products	266.8	114.5	(16.6)	(4.1)	250.2	110.4	256.2	116.7
Total	590.7	222.7	(37.1)	(7.9)	553.6	214.8	533.0	213.5
Gross profit	$157.9	$65.5	$37.1	$7.9	$195.0	$73.4	$156.1	$66.2
Gross margin	21.1%	22.7%			26.0%	25.5%	22.7%	23.7%

	Year ended December 31,
	Successor		Predecessor				2023		2022
	Period from 08/12/2023 through 12/31/2023		Period from 01/01/2023 through 08/11/2023		Adjustments		Combined*		Predecessor
($ in millions)	Banking	Retail	Banking	Retail	Banking	Retail	Banking	Retail	Banking	Retail
Net sales
Services	626.9	231.5	954.3	340.7	—	—	1,581.2	572.2	$1,548.1	$550.8
Products	530.7	239.5	556.7	280.2	—	—	1,087.4	519.7	874.3	487.5
Total	1,157.6	471.0	1,511.0	620.9	—	—	2,668.6	1,091.9	2,422.4	1,038.3
Cost of sales
Services	491.6	166.6	690.0	232.4	(27.2)	(5.2)	1,154.4	393.8	1,081.6	389.9
Products	427.2	190.2	459.5	230.0	(33.0)	(4.4)	853.7	415.8	767.9	406.7
Total	918.8	356.8	1,149.5	462.4	(60.2)	(9.6)	2,008.1	809.6	1,849.5	796.6
Gross profit	238.8	114.2	361.5	158.5	60.2	9.6	660.5	282.3	$572.9	$241.7
Gross margin	20.6%	24.2%	23.9%	25.5%			24.8%	25.9%	23.7%	23.3%

PR_24-4122